UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

UBI BLOCKCHAIN INTERNET, LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54236

Delaware	27-3349143
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

SmartSpace 3F, Level 9, Unit 908, 100 Cyberport Rd., Hong Kong, People's Republic of China
(Address of principal executive offices)	(Zip Code)

(212) 372-8836

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 1 on Form 8-K/A to amend our Form 8-K originally filed with the U. S. Securities and Exchange Commission on May 16, 2017. We are filing this amended Form 8-K/A to: 1) Provide additional disclosure under Item 2.01; 2) Provide year-end pro formas (See Exhibit 99.4); and 3) Provide a list of the Shenzhen Nova E-commerce, Ltd. shareholders who received Class C Common shares of UBI Blockchain Internet, LTD (See Exhibit 99.5).

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2017, the Board of Directors (the "Board") of UBI Blockchain Internet, LTD (“UBI” or “the Company”), a Delaware corporation, ratified and approved an Acquisition Agreement ("Agreement') with Shenzhen Nova E-commerce, Ltd., ("NOVA") a private Shenzhen Chinese corporation. Under the terms of the Agreement UBI acquired 100% ownership of Nova in exchange for 25,000,000 unregistered restricted Class C common shares by UBI. The Board of Directors of both entities approved the Acquisition Agreement, as well as the majority of shareholders. The 130 owners of NOVA will receive Class C common shares, based on their pro-rata ownership of NOVA, when the transferred ownership of NOVA has completed. The transfer of ownership officially takes place when the business license in Hong Kong has been changed to UBI. This process can take a few weeks to a couple of months to take place. (See Exhibit 10.3)

Following the acquisition and the licensee name change to UBI, NOVA will be a 100% owned subsidiary of the Company.

About UBI Blockchain Internet, LTD

UBI Blockchain Internet’s business encompasses the research and application in the blockchain technology with a focus on the Internet of things covering areas of food, drugs and healthcare. Management plans to focus its business in the integrated wellness industry, by providing procedures for safety and effectiveness in food and drugs, but also preventing counterfeit or fake food and drugs. With the advancement of the blockchain technology, the Company plans to trace a food or drug product from its original source within the context of the internet of things to the final consumer.

About Shenzhen Nova E-commerce, Ltd

Shenzhen Nova E-commerce Ltd. was incorporated on May 26, 2016 and currently operates a online store in China selling a wide range of products including maternal and infant products, cosmetics, wine, household goods, digital and luxury products. Nova's website became operational in April, 2017.

NOVA is registered in Qianhai Free Trade Zone, China. Its business operation is an e-commerce platform offering online retail service, via OYA Mall. From its inception on May 26, 2016 through April, 2017, NOVA has been building its website and infrastructure. Nova has commenced its operation in April 2017. The executive team post acquisition consists of the following people:

Huixian Ma, general manager, director, 30 years old, Lingjintan Town, Taoyuan County, Hunan Province, China. Previous to this position, she was the training manager at Hunan Institute of Science & Liberal Arts.

Shanghong Long, Deputy General Manager, and business director, 34 years old. Wuchuan City, Guangdong Province, China. Previous to this position, he served as deputy general manager of Guangzhou cross-border e-commerce company in the past.

Rui Xu, Chief Technology Officer, 27 years old. Previous to this position, he worked as technology director at Blue Bird Ltd., at Beijing University.

NOVA's Chinese language website is: www.oyamall.com. The website is operational, where customers can buy products, including food, non-prescription medicine, skin care products etc. offered on the website. For the purpose of this Current Report, the website is not part of this Current Report, but referenced for informational purposes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

UBI Blockchain Internet, LTD acquired 100% ownership Shenzhen Nova E-commerce, Ltd. in exchange for 25,000,000 Class C Common shares of the Company which equated to a value $0.20 per share. Prior to the acquisition, the Company placed a value of $5,000,000 on NOVA ($0.20 times $5,000,000 equals 25,000,000 shares). The final value for NOVA was mainly based on management business negotiations and management's value judgment, which included the valuation of Nova's business licenses. Additionally, the Company ordered an independent appraisal based on an audit, as a reference. Such a process is common place in conducting business in China.

At the time of the acquisition, NOVA was owned by 130 shareholders. Each NOVA shareholder received their pro-rata ownership of based on the exchange ratio. Attached is list of all of the NOVA shareholders and the amount of shares they received in the exchange (see Exhibit 99.5).

There are no employment agreement in place with Ms. Ma and Messrs. Long and Xu. They work on a temporary basis for NOVA.

Item 3.02 Unregistered Sales of Equity Securities

As of May 16, 2017, in connection with the Agreement, UBI agreed to issue 25,000,000 of its unregistered restricted Class C common stock to NOVA in exchange for 100% ownership of its business.

We did not engage in any form of general solicitation or general advertising in connection with this transactions. The shareholders were provided access to all material information, which they requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. The shareholders of Leader acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. They understood the ramifications of their actions. The shares of common stock issued contained a legend restricting transferability absent registration or applicable exemption.

UBI relied upon Section 4(2) of the Securities Act for the offer and sale. UBI believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

The number of Class C common shares of common stock of UBI issued and outstanding prior to the Agreement was approximately 48,400,000 shares. Following the acquisition there will be approximately 73,400,000 shares. At the time of the acquisition, UBI only had only 64,000,000 Class C shares authorized.

On April 12, 2017, the Board of Directors of the Company approved the increase of the number of authorized common shares from 200,000,000 shares to 2,000,000,000 shares (1,000,000,000 shares of Class A common stock, 500,000,000 shares of Class B common stock, and 500,000,000 shares of Class C common stock). This action is planned to occur in May 2017.

Therefore, in order to complete the acquisition of NOVA, it is mutually understood and mutually agreed the actual issuance of the Class C common stock will take place after the Company amends its Articles and increases the number of authorized shares with the State of Delaware. The Company filed a Schedule14C Definitive Statement on April 27, 2017 to increase its number of authorized shares from 200,000,000 to 2,000,000,000. The Company is currently waiting the mandatory period before it can amend its Articles to increase the number of authorized shares. Once the Company increases its number of authorized shares, it will complete the acquisition of NOVA.

Item 9.01 Financial Statements and Exhibits

 (c) Exhibits:

			Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
10.3	Acquisition Agreement between UBI Blockchain Internet LTD., and Shenzhen Nova E-commerce, Ltd.		8-K	5/16/2017	10.3	05/16/2017
99.1	Audited Financials of Shenzhen Nova E-commerce, Ltd. inception through December 31, 2016		8-K	5/16/2017	10.3	05/16/2017
99.2	Interim Financials of Shenzhen Nova E-commerce, Ltd. for the three months ended March 31, 2017		8-K	5/16/2017	10.3	05/16/2017
99.3	Unaudited Proforms Financials of Shenzhen Nova E-commerce, Ltd. and UBI Blockchain Internet, Ltd., through February 28, 2017		8-K	5/16/2017	10.3	05/16/2017
99.4	Unaudited Proforms Financials of Shenzhen Nova E-commerce, Ltd. and UBI Blockchain Internet, Ltd, as of August 31, 2016	X
99.5	Shenzhen Nova E-commerce, Ltd. Shareholder List	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UBI Blockchain Internet, Ltd. Registrant

Date: June 28, 2017	/s/ Cheung Chan
Name: Cheung Chan Principal Financial Officer and Corporate Secretary